                                                                   Exhibit 10.10

                             REINSURANCE COVER NOTE
                             ----------------------

                        AUTO PHYSICAL DAMAGE QUOTA SHARE
                        --------------------------------
                                       FOR
                             SELECTED MEMBERS OF THE
                       AMERICAN PREMIER UNDERWRITERS, INC.


REINSURED:                  Leader Insurance Company Pool, consisting of:
                            TICO Insurance Company
                            Leader Insurance Company
                            Leader Preferred Insurance Company
                            Leader Specialty Insurance Company

                            Infinity Insurance Company Pool, consisting of Infinity Insurance Company
                            Infinity Select Insurance Company
                            Infinity National

                            Windsor Insurance Company Pool, consisting of Windsor Insurance Company
                            Regal Insurance Company
                            American Deposit Insurance Company
                            Coventry Insurance Company

                            Atlanta Casualty Company Pool, consisting of
                            Atlanta Casualty Company
                            American Premier Insurance Company
                            Atlanta Reserve Insurance Company
                            Atlanta Specialty Insurance Company

                            Hereinafter collectively referred to as
                            "the Company."

REINSURER:                  Inter-Ocean Reinsurance (Ireland) Limited Dublin,
                            Ireland

REINSURER SHARE:            100% of an 90% Quota Share cession by the Company to
                            the Reinsurer; the basis for establishing the cession amount is set forth in the "Cover" Article hereinafter.

AGREEMENT PERIOD:           12:01 a.m. Eastern Standard Time, January 1, 2002
                            through December 31, 2002.





ARB No. T2-2002-5436
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

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------






COVER: Subject to all other terms and conditions set forth in this Agreement, the Company shall cede to the Reinsurer and the Reinsurer shall accept from the Company a 90% quota share participation in respect of policies attaching during the Agreement Period (set forth hereinbefore) on business written and classified as Private Passenger Automobile Physical Damage (Collision and Other Than Collision).

                            The quota share percentage cession will apply to each reinsured company and each line of business reinsured hereunder.

                            Upon request of the Company and subject to the Reinsurer's due diligence, the Reinsurer will include Great American Insurance Company's independent agency produced standard and preferred business written and classified as Private Passenger Automobile Physical Damage (Collision and Other Than Collision) for the agreement period. It is agreed that the Reinsurer's non-refundable margin in respect of this portfolio shall equal 2.50% of premium ceded; however, all other terms and conditions set forth in this agreement shall be subject to revision at the Reinsurer's sole discretion.

COMPANY RETENTION           The Company shall retain net for its own account
AND SUBLIMITED              that portion of the Ultimate Net Loss not ceded to
LIABILITY OF                this Agreement, subject only to catastrophe
REINSURER:                  reinsurance.

                            Additionally, the Reinsurer shall only be liable for its quota share interest in the first $1,000,000 of Ultimate Net Loss arising from per occurrence catastrophe losses subject to this Agreement, subject to an aggregate limit under this Agreement of $3,000,000.

TERRITORY:                  This Agreement shall apply where the Company's
                            policies apply.

REINSURANCE                 The Company shall pay to the  Reinsurer 90% of the
PREMIUM:                    Company's SNWPI during each calendar quarter this
                            Agreement is in effect.

                            Payment of premiums due hereunder by the Company to the Reinsurer shall be effected as follows:

                            The Company shall pay to the Reinsurer a non-refundable margin equaling 2.50% of the premium ceded hereunder, subject to a minimum margin of $ 6,800,000 which shall be payable upon execution of this Agreement. In the event that 2.50% of the premium ceded to this Agreement exceeds the minimum margin of $ 6,800,000, then the Company shall, on March 31, 2003, pay to the Reinsurer the difference between those amounts plus interest calculated at 7.0% as from the inception date of this Agreement.


ARB No. T2-2002-5436
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

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------

REINSURANCE                 The Company shall retain,  on a funds withheld
PREMIUM:                    basis, the remaining 97.50% of premiums ceded
Cont'd                      hereunder as provided for in the Funds Withheld
                            Account Article herein.

CEDING COMMISSION:          Provisional commission 33.70%. Adjusted quarterly in
                            accordance with the following sliding scale:

                            Commission Ratio     Sliding      Loss & ALAE Ratio
                            ----------------     -------      -----------------

                            Provisional 33.70%                 63.80%
                                                   1:1
                            Minimum     18.00%*                79.50%*

                            *It is specifically understood and agreed that this adjustment will slide to actual acquisition expense (defined as Commission & Brokerage, Taxes Licenses & Fees, Other Acquisition, Field Supervision and Collection Expenses but excluding General Expenses), but for the purposes of calculations under this Agreement actual acquisition expense shall be deemed never to exceed 18.00%.

                            Deficit/credit carry forward not applicable.

                            Company to prepare underwriting year basis calculations on a quarterly basis within 45 days after the end of each quarter, with the first report due on or before May 15, 2002. Calculations to include IBNR as mutually agreed by the parties.

                            Should the ceding commission calculated in accordance with the foregoing be less than the provisional ceding commission, then the ceding commission, including interest thereon, shall be adjusted quarterly, with the first adjustment effective at March 31, 2003. Quarterly interest shall be calculated at the same interest rate as set forth in the Funds Withheld Account Article. Each calculation shall be on a cumulative basis as from the inception date of this Agreement through the end of the calendar quarter for which computation is being made.

FUNDS WITHHELD              The Company shall maintain a Funds Withheld Account,
ACCOUNT:                    the balance of which shall be calculated as follows:

                            1.    97.50% of premiums ceded hereunder; less
                            2.    Ceding commissions due to the Company,
                                  including any adjustments thereto (as
                                  provided for in the "Ceding Commission"
                                  Article); less
                            3. Ultimate Net Losses paid subject to this Agreement, plus
                            4.    Interest


ARB No. T2-2002-5436
DMW (11/15/01)

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------


FUNDS WITHHELD              Premium cessions shall be credited to the Funds
ACCOUNT:                    Withheld Account on a quarterly basis as of the last
Cont'd                      day of each calendar quarter.

                            Losses and the Provisional Ceding Commission shall be debited from the Funds Withheld Account as of the last day of each calendar quarter.

                            Adjustments to the Ceding Commission (as provided for in the "Ceding Commission" Article) shall be made as of the last day of each calendar quarter.

                            Interest shall be credited as of the last day of each calendar quarter, based on the average quarterly balance, when the average quarterly balance results in a positive amount. Quarterly interest calculations shall be on a compound basis using a rate of 1.7059%.

                            The Company shall provide the Reinsurer with a statement of the Funds Withheld Account Balance when submitting other reports required under this Agreement.

                            Quarterly calculation of the Funds Withheld Account shall continue until the Agreement is finalized or the Funds Withheld balance is exhausted.

PROFIT SHARING:             The Reinsurer shall maintain a notional Profit
                            Sharing Account for each agreement period, which shall be calculated in accordance with the following formula, it being understood that the Profit Sharing
                            Account Balance shall never be less than zero (0):

                            1.    Premiums earned for the agreement period; less
                            2.    Reinsurer's non-refundable margin; less
                            3. Ceding commission allowed the Company on premiums earned for the agreement period; less
                            4. Loss and loss adjustment expense incurred for the agreement period; plus
                            5. Interest for the agreement period calculated in accordance with the Funds Withheld Account provision.

                            Within ninety (90) days from the end of each agreement period, and quarterly thereafter, Company shall calculate and report to the Reinsurer the Profit Sharing Account Balance until all losses subject hereto have been finally settled. Each such calculation shall be based on cumulative transactions hereunder from the beginning of the agreement period through the date of calculation.

ARB No. T2-2002-5436
DMW (11/15/01)

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------




PROFIT SHARING:             The Company may request that the Reinsurer release
Cont'd                      100% of the Profit Sharing Account Balance to the
                            Company at any time on or after March 31, 2003 provided that the Profit Sharing Account Balance is positive at the time of the request.

                            Such release of the Profit Sharing Account Balance to the Company by the Reinsurer shall release both the Company and the Reinsurer from any and all future obligations and liabilities under this Agreement whether such obligations and liabilities were known by either party at the time of such release of the Profit Sharing Account Balance.

REPORTS,                    Quarterly reports within 45 days after the end of
REMITTANCES, AND            each calendar quarter.
SETTLEMENTS:
                            Balances due the Reinsurer to accompany the quarterly reports.

                            Balances due the Company to be remitted by the Reinsurer promptly upon the Reinsurer's receipt of the quarterly report. Loss payments due to the Company shall first be debited from the Funds Withheld Account balance. In the event that the Funds Withheld Account is exhausted, loss payments due to the Company shall then be made directly by the Reinsurer to the Company.

WARRANTY:                   -     Warranted maximum value insured per vehicle
                                  $75,000 or so deemed.
                            -     Warranted that Company will advise the
                                  Reinsurer prospectively of any changes to its policies regarding the use of OEM parts in the repair of vehicles. Reinsurer has the option to terminate this Agreement on a cut-off basis as of the effective date of said change.

CHANGES IN                  A.    If at any time during the continuance of this
CONDITIONS:                       Agreement any of the following events occur
                                  with respect to the Company:

                                  1.    The financial strength rating
                                        assigned by AM Best ("Best's") for
                                        the following entities is reduced
                                        below the financial strength
                                        ratings outlined as follows, and /
                                        or the financial strength rating
                                        assigned by Standard and Poors
                                        ("S&P") for the following entities
                                        is reduced below the financial
                                        strength ratings outlined as
                                        follows:


ARB No. T2-2002-5436
DMW (11/15/01)

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------


CHANGES IN                        -     Great American Insurance Company Pool
CONDITIONS:                             Best's Rating: "A"
Cont' d
                                  -     Leader Insurance Company Pool Best's
                                        Rating: "B++"

                                  -     Infinity Insurance Company Pool
                                        Best's Rating: "B++"

                                  -     Windsor Insurance Company Pool Best's
                                        Rating: "B++"

                                  -     Atlanta Casualty Company Pool Best's
                                        Rating: "B++"

                                  -     Great American Insurance Company Pool
                                        S&P Rating: "A-"

                                  -     Leader Insurance Company Pool S&P
                                        Rating: "A-"

                                  -     Infinity Insurance Company Pool S&P
                                        Rating: "A-"

                                  -     Windsor Insurance Company Pool S&P
                                        Rating: "A-"

                                  -     Atlanta Casualty Company Pool S&P
                                        Rating: "A-"

                                 2.    The Company or its Parent undergoes a
                                       Change of Control. "Change of Control"
                                       shall mean (i) a merger of the Company or its Parent with another entity or entities unless the Company or its Parent is the surviving corporation following such a merger, (ii) the acquisition of voting control (directly or indirectly) of the Company or its Parent by another entity or entities, or (iii) the entry by the Company or its Parent into a legally binding agreement (or the entry by any other person or entities into an agreement that would be legally binding on or in respect of the Company or its Parent or all or substantially all of the Company's or its Parent's properties or assets), which agreement shall be deemed legally binding for purposes hereof nothwithstanding that it may be conditioned upon the occurrence of certain events, such as obtaining shareholder approval, which would result in a Change of Control under clauses (i) or (ii) of this definition in respect of the Company or its Parent;

                                 3. The Company fails to achieve an effective rate increase for the Agreement Period of 5.00%;

                                 the parties agree, with regard to Changes in Conditions described in A.1. and A.2. above, that the Reinsurer shall have the right to terminate, on a cut-off basis, this Agreement as of the effective date of the Changes in Conditions. In the event that the Reinsurer exercises its right to terminate this Agreement as provided for above, the Reinsurer, shall return to the Company the unearned portion of the Reinsurer's Margin subject to a maximum of $3,750,000.


ARB No. T2-2002-5436
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

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------




CHANGES IN                       The parties further agree, with regard to
CONDITIONS:                      Changes in Conditions described in A.3. above,
Cont'd                           the minimum Commission Ratio shall be adjusted
                                 based upon the effective rate change for underwriting year 2002 calculated as follows:


                                      (SIGMA)s(SIGMA)cWs,cRs,cTs,c

                                      --------------------------------

                                            (SIGMA)s(SIGMA)cWs,c

                                 Where:

                                 (SIGMA)s = sum over each state

                                 (SIGMA)c = sum over each company

                                 Ws,c = 2001 written premium for a given state and company

                                 Rs,c = 2002 filed rate change percentage

                                 Ts,c = 2002 filed rate change time remaining = (Days between 12/31/02 and effective date) / 365

                                 Resulting in the adjusted minimum Commission
                                 Ratio calculated as follows:

                                   1 - 2.50% - {(1 - 2.50% - 18.00%) x 1.05 /
                                   [1 + (lesser of 5.00% or Effective Rate
                                   Change)])

                                 B. With regard to paragraph A.2. above, the Company agrees to give the Reinsurer written notice of any Change in Control within three (3) business days of the occurrence thereof (or, with respect to a Change of Control referred to in clause
                                       A.2. (iii) of the definition hereof,
                                       within three (3) business days after
                                       execution of any such agreement

FEDERAL EXCISE                   The parties acknowledge that there is no
TAX:                             Federal Excise Tax ("FET") due hereunder.
                                 Should FET become due, however, any such FET liability shall be payable by the Reinsurer;
                                 provided, however, that in the event that at any time during the Agreement Period or any runoff period thereafter any United States tax authority, including without limitation the
                                 Department of the Treasury or the Internal
                                 Revenue Service, shall initiate an
                                 investigation or audit of the Company with respect to this Agreement, the Company will immediately notify the Reinsurer of such investigation or audit and will authorize the Reinsurer or its designated representatives to participate, with the full cooperation of the Company, in any such investigation or audit.




ARB No. T2-2002-5436
DMW (11/15/01)

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------







EXCLUSIONS:             Subject to all exclusions set forth in the original
                        policies of insurance protected by this Agreement, and as follows:

                        - All lines and coverages of insurance not classified as Private Passenger Auto Physical Damage Insurance in the Company's statutory annual statement
                        -     Reinsurance Assumed
                        -     Extra Contractual Obligations
                        -     Excess of Policy Limits Judgements
                        -     Declaratory Judgement Expenses
                        -     Recovery for Unallocated Loss Adjustment Expenses
                        -     Insolvency Funds
                        -     Pools and Associations
                        -     War
                        -     Nuclear
                        -     Absolute Terrorism Exclusion
                        -     Class Action Lawsuits
                        Other exclusions, if any, to be agreed.

WORDING:                To be mutually agreed.

GENERAL CONDITIONS      Definition of Ultimate Net Loss (Loss and ALAE only)
AND                     Definition of Occurrence
DEFINITIONS:            Definition of Subject Net Written Premium Income (SNWPI)
                        Definition of Loss & ALAE ratio
                        Other definitions, if any, to be agreed
                        Currency: all in U.S. Dollars
                        Access to Records
                        Errors and Omissions
                        Insolvency
                        Offset
                        Reserves and Taxes
                        Salvage and Subrogation
                        Collateralization of Schedule F: if required, costs to
                             be borne by the Company.
                        Service of Suit Clause
                        Intermediary: Am Re Brokers
                        Other conditions, if any, to be agreed.

INFORMATION:            Subject Net Written Premium Income (as defined) for the
                        period January 1, to December 31, 2002, inclusive estimated to be $336,341,754 (100% basis).



ARB No. T2-2002-5436
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

2002 Reinsurance Cover Note
American Premier Underwriters, Inc.
Automobile Physical Damage Quota Share
--------------------------------------


REINSURERS HEREON:                                   PARTICIPATION
------------------                                   -------------

Inter-Ocean Reinsurance (Ireland) Limited            100%
100% Dublin, Ireland

We have available evidence of assumption of risk by all reinsurers, including authority given to agents by assuming companies.

We have inquired into and have available upon request the most recent Financial Statement for reinsurers unauthorized in the State of New York.

AM-RE Brokers has complied with Section 32.1 (a), (b), (c), (e) and (f) and all other provisions of Regulation 98 of the New York Insurance Department.

Please examine this document carefully and advise us immediately if any of the details of the security used are not in accordance with your order or requirements. Your signature below confirms your approval of this reinsurance placement that we have made on your behalf.


                                                      Date:
-------------------------------------------------          ---------------------
AM-RE Brokers, Inc.

                                                      Date:
-------------------------------------------------          ---------------------
Approved: LEADER INSURANCE COMPANY POOL

                                                      Date:
-------------------------------------------------          ---------------------
Approved: INFINITY INSURANCE COMPANY POOL

                                                      Date:
-------------------------------------------------          ---------------------
Approved: WINDSOR INSURANCE COMPANY POOL

                                                      Date:
-------------------------------------------------          ---------------------
Approved: ATLANTA CASUALTY COMPANY POOL



ARB No. T2-2002-5436
DMW (11/15/01)

                             SELECTED MEMBERS OF THE
                       AMERICAN PREMIER UNDERWRITERS, INC.



                           AUTOMOBILE PHYSICAL DAMAGE
                        QUOTA SHARE REINSURANCE AGREEMENT

                            EFFECTIVE: APRIL 1, 2001

                                TABLE OF CONTENTS
                                -----------------

Article I - APPLICATION OF AGREEMENT...........................................1

Article II -COVER..............................................................2

Article III - TERRITORY........................................................2

Article IV - COMMENCEMENT AND TERMINATION......................................2

Article V - DEFINITIONS........................................................3

Article VI - EXCLUSIONS........................................................3

Article VII - LOSSES AND LOSS ADJUSTMENT EXPENSES..............................5

Article VIII - PREMIUM AND COMMISSION..........................................5

Article IX - FUNDS WITHHELD ACCOUNT............................................6

Article X - PROFIT SHARING.....................................................7

Article XI - REPORTS AND REMITTANCES...........................................8

Article XII - CURRENCY.........................................................8

Article XIII - ORIGINAL CONDITIONS.............................................8

Article XIV - TAXES (BRMA 50B).................................................9

Article XV - FEDERAL EXCISE TAX................................................9

Article XVI - COLLATERALIZATION................................................9

Article XVII - DELAYS, ERRORS AND OMISSIONS....................................9

Article XVIII -ACCESS TO RECORDS...............................................9

Article XIX - INSOLVENCY.......................................................9

Article XX - OFFSET...........................................................10

Article XXI - GOVERNING LAW...................................................10

Article XXII - AMENDMENTS AND ALTERATIONS.....................................10

Article XXIII - SERVICE OF SUIT (BRMA 49A)....................................10

Article XXIV - INTERMEDIARY (BRMA 23A)........................................11

SIGNATURE PAGE..................................................................

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - No. 1B............

NUCLEAR INCIDENT EXCLUSION CLAUSE...............................................

NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - No. 4.........................

                           AUTOMOBILE PHYSICAL DAMAGE
                        QUOTA SHARE REINSURANCE AGREEMENT
                                (the "Agreement")

                      Made and Entered Into By and Between

                THE LEADER INSURANCE COMPANY POOL, CONSISTING OF:
            TICO INSURANCE COMPANY, LEADER INSURANCE COMPANY, LEADER
        PREFERRED INSURANCE COMPANY, LEADER SPECIALTY INSURANCE COMPANY;

               THE INFINITY INSURANCE COMPANY POOL, CONSISTING OF:
          INFINITY INSURANCE COMPANY, INFINITY SELECT INSURANCE COMPANY
                      INFINITY NATIONAL INSURANCE COMPANY;

               THE WINDSOR INSURANCE COMPANY POOL, CONSISTING OF:
          WINDSOR INSURANCE COMPANY, REGAL INSURANCE COMPANY, AMERICAN
             DEPOSIT INSURANCE COMPANY, COVENTRY INSURANCE COMPANY;

                THE ATLANTA CASUALTY COMPANY POOL, CONSISTING OF:
          AMERICAN PREMIER INSURANCE COMPANY, ATLANTA RESERVE INSURANCE COMPANY, ATLANTA SPECIALTY INSURANCE COMPANY, ATLANTA CASUALTY INSURANCE
                                    COMPANY

             (hereinafter collectively referred to as the "Company")

                                       and

                    INTER-OCEAN REINSURANCE (IRELAND) LIMITED
                                 Dublin, Ireland
                 (hereinafter referred to as the "Reinsures").


WITNESSETH:

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

ARTICLE I - APPLICATION OF AGREEMENT
------------------------------------

This Agreement applies to Private Passenger Automobile Physical Damage Policies written or renewed during the Term of this Agreement. The term "Policies" as used herein means each of the Company's binders, policies and contracts written and classified by the Company as Private Passenger Automobile Physical Damage insurance (including Collision and Other Than Collision).

ARTICLE II -COVER
-----------------

A. The Company shall cede to the Reinsurer and the Reinsurer shall accept a 90% quota share participation in the Company's Net Loss on Policies covered hereunder, subject to the terms, conditions and limitations of this Agreement.

B. The Company will retain net for its own account, the remaining 10% of its Net Loss reinsured under this Agreement, subject only to catastrophe reinsurance.

C. The Reinsurer shall not be liable for more than 90% of the first $1,000,000 of the Company's Net Loss arising from per occurrence catastrophe losses. The Reinsurer's aggregate liability under this Agreement for all catastrophe Net Loss shall not exceed 90% of $3,000,000.

D. The Company warrants that the maximum value insured per vehicle shall not exceed $75,000, or so deemed. Additionally, the Company warrants that it will advise the Reinsurer prospectively of any changes to its policies regarding the use of Original Equipment Manufacturer parts in the repair of vehicles, it being understood and agreed that the Reinsurer shall have the option to terminate this Agreement on a cut-off basis as of the effective date of said change.

ARTICLE III - TERRITORY
-----------------------

The Reinsurer's liability shall be limited to losses occurring within the territorial limits covered by the original Policies reinsured hereunder.

ARTICLE IV - COMMENCEMENT AND TERMINATION
-----------------------------------------

A. The Term of this Agreement shall be from 12:01 A.M., Eastern Standard Time, April 1, 2001 through Midnight, Eastern Standard Time, December 31, 2001, both days inclusive. The liability of the Reinsurer hereunder shall attach as respects Policies written or renewed during the Term hereof and shall continue in full force and effect until the expiry of this Agreement, upon which the provisions of the following paragraphs shall apply.

B. Upon expiration, the Reinsurer shall have no liability for losses occurring on Policies attaching subsequent to the date of expiration. However, the Reinsurer shall remain liable for losses occurring on all Policies in force at the date of expiration until the natural expiration or prior cancellation of such Policies, whichever occurs first, not to exceed twelve months in all.

C. The Company shall have the option to relieve the Reinsurer of all liability for losses occurring subsequent to the date of expiration. In such event, the Reinsurer shall return to the Company the unearned premium less the previously allowed ceding commission on all Policies inforce as of the date of expiration of this Agreement.

D. Notwithstanding the expiration of this Agreement as provided above, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such expiration shall be fully performed and discharged.

ARTICLE V - DEFINITIONS
-----------------------

A. The term "Net Loss" shall mean all sums paid by the Company in settlement of losses for which it is liable under the policies reinsured hereunder, and shall include any Loss Adjustment Expenses, as hereinafter defined, after making proper deductions for all salvages and recoveries. The Reinsurer's liability hereunder shall not be increased by reason of the inability of the Company to collect from any other Reinsurer or Insurer, for any reason, any amount that may be due from such Reinsurer or Insurer.

B. Except as specifically provided for or excluded under this Article, the term "Loss Adjustment Expenses" shall mean all expenses which have been paid by the Company in the investigation, adjustment, settlement or defense of specific claims covered under original policies of the Company reinsured hereunder, (also including salaries and expenses of salaried adjusters associated therewith), but not including office expenses of the Company, salaries and expenses of its officials and employees, or any other administrative or overhead expenses.

C. In the event of the insolvency of the Company, "Net Loss" shall mean that amount which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of ARTICLE XIX - INSOLVENCY.

D. The Reinsurer shall be paid or credited with its proportion of salvages or recoveries (i.e. reimbursements made or obtained by the Company) less the cost involved in obtaining such salvage or recovery, excluding the office expenses of the Company and the salaries and expenses of all employees of the Company.

E. The Company has the right to carry catastrophe excess of loss reinsurance on that portion of its Net Loss which it retains net for its own account and any recoveries thereunder shall inure solely to the benefit of the Company.

F. The term "Subject Net Premiums Written" as used herein means gross premiums and additional premiums on business covered hereunder less return premiums.

G. The term "occurrence" as used herein means each occurrence, disaster or casualty or series of occurrences, disasters or casualties arising out of one event.

ARTICLE VI - EXCLUSIONS
-----------------------

This Agreement does not apply to and specifically excludes:

1. All risks, lines or classes of business, perils and exposures specifically excluded under the Policies reinsured hereunder.

2. All lines and coverages of insurance not classified as Private Passenger Auto Physical Damage Insurance in the Company's statutory annual statement.

3. Reinsurance Assumed, except reinsurance of the Great Texas County Mutual and reinsurance of subject business, as outlined in ARTICLE I - APPLICATION OF AGREEMENT, underwritten by carriers affiliated with the Company by and on behalf of the Company.

4. All liability beyond circumscribed policy provisions, including but not limited to extra contractual obligations, excess of policy limits judgements, punitive, exemplary or consequential damages or compensatory damages, any expenses related thereto, resulting from a claim of an insured or assignee against the Company.

5. Declaratory Judgment Expenses. "Declaratory Judgment Expenses" as used in this Agreement shall mean legal expenses paid by the Company in the investigation, analysis, evaluation, resolution or litigation of coverage issues by the Company, under policies reinsured hereunder for a specific loss tendered under such policies. Declaratory Judgment Expenses shall not include any expenses deriving from coverage issues raised between the Company and any Reinsurer.

6.       Recovery for Unallocated Loss Adjustment Expenses.

7. Business derived from any Pool, Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments.

8. Liability of the Company arising from its participation or membership, whether voluntary or involuntary, in any insolvency fund, including any guarantee fund, association, pool, plan or other facility which provides for the assessment of, payment by, or assumption by the Company of a part or the whole of any claim, debt, charge, fee or other obligations of an insurer, or its successors or assigns, which has been declared insolvent by any authority having jurisdiction.

9. Liability excluded by the provisions of the following clauses attached hereto. The word "Reassured" used therein means "Company."

           Nuclear Incident Exclusion Clause Liability - Reinsurance - No. 1 B Nuclear Incident Exclusion Clauses - Physical Damage - Reinsurance
           - No. 2
           Nuclear Incident Exclusion Clause - Reinsurance - No. 4

10. War risk, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, or confiscation by order of any government or public authority, as excluded under a standard policy containing a standard war exclusion clause.

ARTICLE VII - LOSSES AND LOSS ADJUSTMENT EXPENSES
-------------------------------------------------

A. The Reinsurer, in proportion to its participation, shall pay to the Company a pro rata share of sums actually paid by the Company in settlement of losses under its policies, provided, however, that in the event of the insolvency of the Company payment of loss for which the Company is liable shall be made by the Reinsurer to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of ARTICLE XIX - INSOLVENCY of this Agreement.

B. The Reinsurer shall bear its pro rata share of all Loss Adjustment Expenses in accordance with ARTICLE V - DEFINITIONS, Paragraph B.

ARTICLE VIII - PREMIUM AND COMMISSION
-------------------------------------

A. The Company shall pay to the Reinsurer 90% of the Company's Subject Net Premiums Written, less a ceding commission as hereinafter described, during each calendar quarter this Agreement is in effect. The Reinsurer shall refund to the Company its pro rata share of each return premium, less applicable ceding commission.

B.       Payment of premiums due hereunder shall be effected as follows:

         1. Upon execution of this Agreement, the Company shall pay to the Reinsurer a nonrefundable margin equaling 2.25% of the premium ceded hereunder, subject to a minimum margin of $5,000,000. In the event that 2.25% of the premium ceded to this Agreement exceeds the minimum margin of $5,000,000, the Company shall, on March 31, 2002, pay to the Reinsurer the difference between those amounts plus interest calculated at 7.0% as from the effective date of this Agreement.

         2. The Company shall retain, on a funds withheld basis, the remaining 97.75% of premiums ceded hereunder as provided for in ARTICLE IX - FUNDS WITHHELD ACCOUNT.

C. The Reinsurer shall make a provisional commission allowance of 28.05% to the Company on the premiums ceded under this Agreement. The Company shall debit the Reinsurer with the provisional commission allowance in the quarterly accounts, but said provisional commission shall be subject to adjustment as provided hereinafter. On all return premiums the Company shall return to the Reinsurer the provisional commission allowance of 28.05%.

D. The commission allowance shall be in accordance with the following plan and shall be computed on premiums earned under this Agreement:

                                                        Ratio of losses incurred
                  Commission Ratio        Sliding       To premiums earned
                  ----------------        -------       ------------------

                   Provisional: 28.05 %                         69.70 %
                                            1:1
                   Minimum: 18.00 %*                            79.75 %*

         *It is specifically understood and agreed that this adjustment will slide to actual acquisition expense (defined as commission and brokerage, taxes, licenses and fees, other acquisition, field supervision and collection expenses but excluding general expenses), but for the purposes of calculations under this Agreement, actual acquisition expense shall be deemed never to exceed 18.00 %.

E. The word "period" means the actual time covered by each adjustment of commission.

F. The term "losses incurred" means losses and loss adjustment expenses paid less salvages recovered during the current period for which computation is being made plus the reserve for losses outstanding at the end of the current period (including incurred but not reported reserves, as mutually agreed by the parties hereto) less losses outstanding at the end of the preceding period.

G. The term "premiums earned" means the total of the net premiums ceded during the current period for which computation is being made plus the unearned premiums at the beginning of the current period as reported in the commission adjustment calculation for the preceding period less the unearned premium at the close of the current period. Unearned premiums shall be calculated on a daily basis.

H. The calculation of the adjustment to the commission shall be made within 45 days after the close of the period. The first calculation shall be made as of August 15, 2001 for the period from April 1, 2001 through June 30, 2001, and thereafter calculations shall be made quarterly.

I. If the ceding commission calculated in accordance with the foregoing should be less than the provisional ceding commission, then the ceding commission, including interest thereon, shall be adjusted quarterly, with the first adjustment effective at March 31, 2002. Quarterly interest shall be calculated at the same interest rate as set forth in
         ARTICLE IX - FUNDS WITHHELD ACCOUNT. Each calculation shall be on a cumulative basis as from the effective date of this Agreement through the end of the calendar quarter for which computation is being made.

ARTICLE IX - FUNDS WITHHELD ACCOUNT
-----------------------------------

A. The Company shall maintain a Funds Withheld Account, which shall be calculated in accordance with the following formula, it being understood that the Funds Withheld Account Balance shall never be less than zero (0):

          1.)     97.75 % of premiums ceded hereunder; less
          2.)     Ceding commissions due to the Company, including any
                  adjustments thereto (as provided for in the "Ceding
                  Commission" Article); less
          3.)     Losses and allocated loss adjustment expenses paid subject to this Agreement, plus
          4.)     Interest.

B. Premium cessions shall be credited to the Funds Withheld Account on a quarterly basis as of the last day of each calendar quarter.

C. Losses and the Provisional Ceding Commission shall be debited from the Funds Withheld Account as of the last day of each calendar quarter.

D. Adjustments to the Ceding Commission (as provided for in the "Ceding Commission" Article) shall be made as of the last day of each calendar quarter.

E. Interest shall be credited as of the last day of each calendar quarter, based on the average quarterly balance, when the average quarterly balance results in a positive amount. Quarterly interest calculations shall be on a compound basis using a rate of 1.7059%.

F. The Company shall provide the Reinsurer with a statement of the Funds Withheld Account Balance when submitting other reports required under this Agreement.

G. Quarterly calculation of the Funds Withheld Account shall continue until the Agreement is commuted (as provided for in paragraph D. of the "Profit Sharing" Article) or the Funds Withheld balance is exhausted. In the event of a commutation, the positive Funds Withheld balance shall be released to the Company.

ARTICLE X - PROFIT SHARING
--------------------------

A. The Reinsurer shall maintain a notional Profit Sharing Account for the Term of this Agreement, which shall be calculated in accordance with the following formula, it being understood that the Profit Sharing Account Balance shall never be less than zero (0):

         1.       Premiums earned during the Term; less

         2.       Reinsurer's non-refundable margin; less

         3. Ceding commission allowed the Company on premiums earned for the Term; less

         4.       Loss and loss adjustment expense incurred for the Term; plus

         5. Interest for the Term calculated in accordance with the Funds Withheld Account provision.

B. Within ninety (90) days from the end of the Term, and quarterly thereafter, Company shall calculate and report to the Reinsurer the Profit Sharing Account Balance until all losses subject hereto have been finally settled. Each such calculation shall be based on cumulative transactions hereunder from the beginning of the Term through the date of calculation.

C. The Company may request that the Reinsurer release 100% of the Profit Sharing Account Balance to the Company at any time on or after March 31, 2002 provided that the Profit Sharing Account Balance is positive at the time of the request.

D. Such release of the Profit Sharing Account Balance to the Company by the Reinsurer shall result in a commutation of this Agreement and shall release both the Company and the Reinsurer from any and all future obligations and liabilities under this Agreement whether such obligations and liabilities were known by either party at the time of such release of the Profit Sharing Account Balance.

ARTICLE XI - REPORTS AND REMITTANCES
------------------------------------

A. The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

B. Within 45 days after the end of each calendar quarter during the Term hereof, and quarterly thereafter until all subject premiums have been collected and all losses have been settled, the Company shall render its reports to the Reinsurer. Such reports shall include details of the Funds Withheld Account calculation and Profit Sharing Account Balance, as applicable.

C. Promptly upon the Reinsurer's receipt of the Company's quarterly report, the Reinsurer shall remit any balances due to the Company. Loss payments due to the Company shall first be debited from the Funds Withheld Account balance. In the event that the Funds Withheld Account is exhausted, loss payments due to the Company shall then be made directly by the Reinsurer to the Company.

ARTICLE XII - CURRENCY
----------------------

Whenever the word "Dollars" or the "$" sign appears in this Agreement, they shall be construed to mean United States Dollars and all transactions under this Agreement shall be in United States Dollars.

ARTICLE XIII       - ORIGINAL CONDITIONS
----------------------------------------

All amounts ceded hereunder shall be subject to the same gross rates and to the same conditions and pre-loss modifications of the Company's Policies and the Reinsurer shall pay losses as may be paid thereon and shall follow the settlements of the Company, subject always to the terms and conditions of the Company's original Policies reinsured hereunder and the limits, terms and conditions of this Agreement.

ARTICLE XIV - TAXES (BRMA 50B)
------------------------------

In consideration of the terms under which this Agreement is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XV - FEDERAL EXCISE TAX
-------------------------------

The parties acknowledge that there is no Federal Excise Tax ("FET") due hereunder. Should FET become due, however, any such FET liability shall be payable by the Reinsurer; provided, however, that in the event that at any time during the Agreement Period or any runoff period thereafter any United States tax authority, including without limitation the Department of the Treasury or the Internal Revenue Service, shall initiate an investigation or audit of the Company with respect to this Agreement, the Company will immediately notify the Reinsurer of such investigation or audit and will authorize the Reinsurer or its designated representatives to participate, with the full cooperation of the Company, in any such investigation or audit.

ARTICLE XVI - COLLATERALIZATION
-------------------------------

To the extent the Company requires the Reinsurer to provide Collateral in order to fulfill U.S. statutory loss reserve securitization requirements, the Company shall pay any costs associated with the procurement and maintenance of such Collateral

ARTICLE XVII - DELAYS, ERRORS AND OMISSIONS
-------------------------------------------

Any inadvertent delays, omissions or errors shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified upon discovery.

ARTICLE XVIII -ACCESS TO RECORDS
--------------------------------

Upon reasonable notice being given to the Company, the Reinsurer or its designated representatives shall have free access, at any reasonable time during the Term of this Agreement and subsequent to its termination, to all records of the Company which pertain in any way to this Agreement.

ARTICLE XIX - INSOLVENCY
------------------------

In the event of the insolvency of the Company and the appointment of a conservator, liquidator or statutory successor, the reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. The liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where (i) the Agreement specifies another payee of such reinsurance in the event of the insolvency of the Company and (ii) the Reinsurer with the consent of the direct insureds has assumed such policy obligations of the Company as its direct obligations to the payees under such policies, in substitution for the obligations of the' Company to such payees; or where the Reinsurer has guaranteed performance of a contract insuring against physical damage to property for the benefit of mortgagees or other loss payees named in this Agreement in accordance with Section 1114(c) of the New York Insurance Law.

ARTICLE XX - OFFSET
-------------------

The Company and the Reinsurer may offset any balance or amount due from one party to the other under this Agreement. In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the laws of the insolvent party's domicile.

ARTICLE XXI - GOVERNING LAW
---------------------------

This Agreement shall be governed as to performance, administration and interpretation by the laws of the state of New York, U.S.A., exclusive of its rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance in which case the rules of all applicable states shall apply.

ARTICLE XXII - AMENDMENTS AND ALTERATIONS
-----------------------------------------

This Agreement may be changed, altered and amended as the parties may agree, provided such change, alteration and amendment is evidenced in writing or by Addendum to this Agreement, executed by the Company and the Reinsurer.

ARTICLE XXIII - SERVICE OF SUIT (BRMA 49A)
------------------------------------------

(This Article only applies to reinsurers domiciled outside of the United States and/or unauthorized in any state, territory, or district of the United States having jurisdiction over the Company).

A. It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon Messrs. Mendes & Mount, 750 7th Avenue, New York, New York 10019, U.S.A., and that in any suit instituted, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

B. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

C. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement of reinsurance, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

ARTICLE XXIV - INTERMEDIARY (BRMA 23A)
--------------------------------------

AM-RE Brokers, Inc. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through AM-RE Brokers, Inc., 685 College Road East, Princeton, New Jersey 08543-5212. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

                                    * * * * *

SIGNATURE PAGE
--------------

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed in triplicate by their duly authorized representatives.

LEADER INSURANCE COMPANY POOL


By:           Keith A. Jensen
              ---------------------------------------------------------
Title:        Director
              ---------------------------------------------------------
Date:         12/10/01
              ---------------------------------------------------------

Attested:     Karen Holley Horrell
              ---------------------------------------------------------


INFINITY INSURANCE COMPANY POOL


By:           Keith A. Jensen
              ---------------------------------------------------------
Title:        Director
              ---------------------------------------------------------
Date:         12/10/01
              ---------------------------------------------------------

Attested:     Karen Holley Horrell
              ---------------------------------------------------------


WINDSOR INSURANCE COMPANY POOL

By:           Keith A. Jensen
              ---------------------------------------------------------
Title:        Director
              ---------------------------------------------------------
Date:         12/10/01
              ---------------------------------------------------------

Attested:     Karen Holley Horrell
              ---------------------------------------------------------


ATLANTA CASUALTY COMPANY POOL

By:           Keith A. Jensen
              ---------------------------------------------------------
Title:        Director
              ---------------------------------------------------------
Date:         12/10/01
              ---------------------------------------------------------

Attested:     Karen Holley Horrell
              ---------------------------------------------------------

INTER-OCEAN REINSURANCE (IRELAND) LIMITED

By: Anne Finn
   --------------------------------------------------------------------
Title: President
      -----------------------------------------------------------------
Date: 12/20/2001
     ------------------------------------------------------------------

Attested:
         --------------------------------------------------------------

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - NO. 1B

         (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurer formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

         LIMITED EXCLUSION PROVISION.*

         I. It is agreed that the policy does not apply under any liability coverage,

                  to { injury, sickness, disease, death or destruction
                      bodily injury or property damage
                  with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy for its termination upon exhaustion of its limit of liability.

         II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

         III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                  (a)      become effective on or after 1st May, 1960, or

                  (b) become effective before that date and contain the Limited Exclusion Provision set out above;

                  provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

         (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

         Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

BROAD EXCLUSION PROVISION.*
It is agreed that the policy does not apply:

         I.       Under any Liability Coverage, {Injury, sickness, disease,
                                                 death or destruction
to                                               Bodily injury or property
                                                 damage

         (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

         (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                  (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

         II. Under any Medical Payments Coverage, or under any Supplementary Payments
Provision relating
        {{ Immediate medical or surgical relief, to expenses incurred with respect to First aid,
             Bodily injury, sickness, disease or death resulting from the hazardous to properties of bodily injury nuclear material and arising out of the operation of nuclear facility by any person or organization.

         III.     Under any Liability Coverage, {  Injury, sickness, disease, death or destruction
to                                                 bodily injury or property
                                                   damage
         resulting from the hazardous properties of nuclear material, if

                  (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                  (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                  (c)      The { injury, sickness, disease, death or destruction
                                 bodily injury or property damage

                  arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to { injury to or destruction of property at such nuclear facility.
                    property damage to such nuclear facility and any property thereat.

         IV.      As used in this endorsement:

                  "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIALS" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL ," "SPECIAL NUCLEAR MATERIAL," "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "NUCLEAR FACILITY" means

                  (a)      any nuclear reactor,

                  (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                  (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                  (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

         and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

         With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "Property damage" includes all forms of radioactive contamination of property.

         V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph
                  (3) shall not be applicable to

                  (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

                  (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

         until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

         (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.


--------------------------------------------------------------------------------

         NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

















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




                       NUCLEAR INCIDENT EXCLUSION CLAUSE--
                       PHYSICAL DAMAGE--REINSURANCE--NO. 2

         (1) This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         I. Nuclear reactor power plants including all auxiliary property on the site, or

         II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

         Ill. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent' nuclear fuel or waste materials, or

         IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

         (3) Without in any way restricting the operations of paragraphs (1) and
(2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate:

                  (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

                  (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this subparagraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

         (4) Without in any way restricting the operations of paragraphs (1),
(2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

         (5) It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

         (6) The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

         (7) Reassured to be sole judge of what constitutes:

                  (a) substantial quantities, and

                  (b) the extent of installation, plant or site.

Note. Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:

         (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

         (b) With respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free form the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

             NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO. 4

(1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2) Without in any way restricting the operations of Nuclear Incident Exclusion Clause No. 1B - Liability, No. 2 - Physical Damage, No. 3 - Boiler and Machinery and paragraph (1) of this clause, it is understood and agreed that for all purposes as respects the reinsurance assumed by the Reinsurer from the Reassured, all original insurance policies or contracts of the Reassured (new, renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.